EXHIBIT (a)(1)(vi)

                             LETTER OF TRANSMITTAL

       to be used to Tender Units of Limited Liability Company Interest in

                         DB Hedge Strategies Fund LLC

                      Pursuant to the Offer to Repurchase
                           Dated September 28, 2004
                       As supplemented November 3, 2004

                  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                  AT, AND THIS LETTER OF TRANSMITTAL MUST BE
                  RECEIVED BY PFPC INC. EITHER BY MAIL OR BY
                   FAX BY, 12:00 MIDNIGHT, EASTERN TIME, ON
                    TUESDAY, NOVEMBER 16, 2004, UNLESS THE
                              OFFER IS EXTENDED.

                  Complete This Letter Of Transmittal and Fax or Mail in the
               Enclosed Postage-Paid Envelope To:

                                   PFPC Inc.
                                 P.O. Box 219
                           Claymont, Delaware 19703
                    Attention: DB Hedge Strategies Fund LLC

                          For additional information:
                             Phone: (302) 791-2810
                              Fax: (302) 791-2790

        To Assure Good Delivery, please send this Letter of Transmittal to PFPC Inc. and not to your Financial Advisor.

     If you do not wish to sell any of your Units, please disregard this Letter of Transmittal.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to DB Hedge Strategies Fund LLC, a closed-end, non-diversified, management investment company organized under the laws of the State of Delaware (the "Fund"), the units of limited liability company interest in the Fund or portion thereof held by the undersigned ("Units"), described and specified below, on the terms and conditions set forth in the Offer to Repurchase dated September 28, 2004, as supplemented November 3, 2004, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Repurchase Offer"). THE TENDER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH IN THE REPURCHASE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

     The undersigned hereby sells to the Fund Units tendered hereby pursuant to the Repurchase Offer. The undersigned hereby warrants that the undersigned has full authority to Units tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are repurchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Repurchase Offer.

     The undersigned recognizes that under certain circumstances set forth in the Repurchase Offer, the Fund may not be required to repurchase any of the Units tendered hereby. The undersigned recognizes that, if the Repurchase Offer is oversubscribed, not all of the undersigned's Units will be repurchased.

     THE UNDERSIGNED ACKNOWLEDGES THAT THE METHOD OF DELIVERY OF ANY DOCUMENTS IS AT THE ELECTION AND THE COMPLETE RISK OF THE UNDERSIGNED, INCLUDING, BUT NOT LIMITED TO, THE FAILURE OF THE FUND'S SUB-ADMINISTRATOR, PFPC INC., TO RECEIVE ANY LETTER OF TRANSMITTAL OR OTHER DOCUMENT.

     Payment for tendered Units that are accepted for repurchase will be made via wire transfer. The amount of the payment will be based on the Fund's net asset value, the calculation of which is described in the Fund's Prospectus under the heading "Net Asset Valuation," as of December 31, 2004, or, if the Repurchase Offer is extended, as of a date designated by the Fund in an amended notice to Members.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 of the Offer to Repurchase document, this tender is irrevocable.

     IF YOU ALREADY COMPLETED AND SUBMITTED THE LETTER OF TRANSMITTAL THAT ACCOMPANIED THE OFFER TO REPURCHASE MAILED TO YOU ON SEPTEMBER 28, 2004, AND DO NOT WISH TO TENDER FURTHER UNITS, PLEASE DISREGARD THIS NOTICE. YOU ARE NOT REQUIRED TO TAKE FURTHER ACTION IN ORDER FOR YOUR PREVIOUSLY TENDERED SHARES TO BE CONSIDERED FOR REPURCHASE BY THE FUND.

     IF YOU DO NOT WANT TO SELL YOUR UNITS OF LIMITED LIABILITY COMPANY INTEREST AT THIS TIME, PLEASE DISREGARD THIS NOTICE. THIS IS SIMPLY NOTIFICATION OF THE FUND'S TENDER OFFER. IF YOU CHOOSE TO TENDER, YOU ARE RESPONSIBLE FOR CONFIRMING THAT PFPC INC. HAS RECEIVED YOUR DOCUMENTS. TO ASSURE GOOD DELIVERY, PLEASE SEND THIS LETTER OF TRANSMITTAL TO PFPC INC. AND NOT TO YOUR FINANCIAL ADVISOR.



                                       PLEASE FAX OR MAIL (THE FOLLOWING PAGES
                                       ONLY) IN THE ENCLOSED POSTAGE-PAID
                                       ENVELOPE (IF BY MAIL) AS INSTRUCTED ON
                                       THE FOLLOWING PAGES.

Part 1.  Name:

Name of Member: ________________________________|
Phone #__|__|__| |__|__|__| |__|__|__|__|


Part 2.  Amount of Units of Limited Liability Interest to be Tendered:

|__| Entire amount of units of limited liability company interest (pro-rated, if oversubscribed).

|__| Partial amount of units of limited liability company interest expressed as a specific dollar value, $_____________________ subject to maintenance of a minimum limited liability company interest equal to $50,000 (the "Required Minimum Balance"). The undersigned understands that if the undersigned tenders an amount that would cause the undersigned's capital account balance to fall below the Required Minimum Balance, the Fund reserves the right to reduce the amount to be repurchased from the undersigned so that the Required Minimum Balance is maintained.


Part 3.  Wire Transfer Instructions

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Bank:
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Address:
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                                      (city) (state)
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ABA #:
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Account Name:
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Account #:
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For the Account of:
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
Part 4.  Signature(s):

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FOR INDIVIDUAL MEMBERS AND JOINT TENANTS:
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
Signature:
                                                                   --------------------------------------------------------------
                                                                   (Signature of Owner(s) Exactly as Appeared on Member
                                                                   Certification)/Date
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Print Name of Member:
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Joint Tenant Signature:
(If joint tenants, both must sign.)
                                                                   --------------------------------------------------------------
                                                                   (Signature of Owner(s) Exactly as Appeared on Member
                                                                   Certification)/Date
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Print Name of Joint Tenant:
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                                                               3

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FOR OTHER MEMBERS:
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Print Name of Member:
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Signature:
                                                                   --------------------------------------------------------------
                                                                   (Signature of Owner(s) Exactly as Appeared on Member
                                                                   Certification)/Date
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Print Name of Signatory and Title:
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Co-Signatory if necessary
                                                                   --------------------------------------------------------------
                                                                   (Signature of Owner(s) Exactly as Appeared on Member
                                                                   Certification)/Date
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Print Name and Title of Co-Signatory:
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                                                                        Please fax or mail these pages to:

                                                                        PFPC Inc.
                                                                        P.O. Box 219
                                                                        Claymont, Delaware 19703
                                                                        Attention: DB Hedge Strategies Fund LLC

                                                                        For additional information:
                                                                        Phone:   (302) 791-2810
                                                                        Fax:     (302) 791-2790



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